                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934.

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 1997


                                DELTAPOINT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                        COMMISSION FILE NUMBER 001-11741


               CALIFORNIA                                      77-0216760
     (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

          380 EL PUEBLO ROAD                                     95066
       SCOTTS VALLEY, CALIFORNIA                               (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 461-3017
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ITEM 5.   OTHER EVENTS

     DeltaPoint, Inc. (the "Company") has acquired certain Internet technologies of Inlet, Inc. ("Inlet"), a privately-held provider of Internet web site software products and consulting services based in Cedar Rapids, Iowa. Pursuant to an Agreement and Plan of Reorganization dated as of November 19, 1997, by and among the Company, IDC Acquisition Corp., a wholly owned subsidiary of the Company ("Merger Sub"), Inlet and Inlet Divestiture Corp., a wholly owned subsidiary of Inlet ("IDC"), IDC has merged with and into Merger Sub thereby becoming a wholly owned subsidiary of the Company (such transaction constituting the " Inlet Technology Acquisition"). The aggregate consideration payable in the Inlet Technology Acquisition consisted of 360,000 shares of DeltaPoint Common Stock delivered to Inlet at the closing and $825,000 in cash, $475,000 of which was paid from cash on hand to Inlet at closing and the remainder of which is payable by the Company to Inlet, together with interest, on an installment basis. As part of the Inlet Technology Acquisition, the Company is also obligated to make certain royalty payments.

     In connection with the Inlet Technology Acquisition, the Company will incur a charge to earnings for the December 31, 1997 quarter of approximately $1,000,000 related to the purchase of in process research and development.
In addition to the risks generally associated with acquisitions, the Inlet Acquisition will subject the Company to additional risks and uncertainties, including the potential diversion of management's attention from the
integration of the business operations of the Company.   For a discussion of
risks related to acquisitions generally readers should see "Risk Factors--Risks Associated with Inlet Technology Acquisition and Site Tech Acquisition; General Acquisition Risks" as set forth in the Prospectus dated October 7, 1997 filed by the Company with Securities and Exchange Commission on Form SB-2 (333-34825).

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Exhibit
Number        Description

  2.1 Agreement and Plan of Reorganization dated November 19, 1997, by and among DeltaPoint, Inc., IDC Acquisition Corp., Inlet, Inc. and Inlet Divestiture Corp.

  4.1 Registration Rights Agreement dated November 19, 1997, by and between DeltaPoint, Inc. and Inlet, Inc.

 99.1 DeltaPoint Press Release dated November 25, 1997, announcing the completed acquisition with Inlet, Inc.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DELTAPOINT, INC.



                                       By:  /s/ Jeffrey F. Ait
                                       ------------------------------------
                                       Jeffrey F. Ait
                                       Chief Executive Officer

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                                 EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                               Numbered
Number        Description                                               Page

 2.1          Agreement and Plan of Reorganization dated
              November 19, 1997, by and among DeltaPoint, Inc.,
              IDC Acquisition Corp., Inlet, Inc. and Inlet
              Divestiture Corp.

 4.1 Registration Rights Agreement dated November 19, 1997, by and between DeltaPoint, Inc. and Inlet, Inc.

99.1 DeltaPoint Press Release dated November 25, 1997, announcing the completed acquisition with Inlet, Inc.